UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On June 4, 2012, KBS Legacy Partners Apartment REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated May 31, 2012 with regard to the acquisition of a 256-unit apartment complex encompassing 201,924 rentable square feet located in Lombard, Illinois (“Legacy at Martin’s Point”). The Company hereby amends the Form 8-K dated May 31, 2012 to provide the required financial information related to its acquisition of Legacy at Martin’s Point.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Legacy at Martin’s Point

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011	F-3

(b)	Pro Forma Financial Information

KBS Legacy Partners Apartment REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of March 31, 2012	F-6
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2012	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Dated: June 26, 2012	BY:	/s/ DAVID E. SNYDER
David E. Snyder
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Legacy Partners Apartment REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Legacy at Martin’s Point for the year ended December 31, 2011. This statement is the responsibility of Legacy at Martin’s Point’s management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Legacy at Martin’s Point’s revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Legacy at Martin’s Point for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
June 26, 2012

LEGACY AT MARTIN’S POINT
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Three Months Ended	Year Ended
	March 31, 2012	December 31, 2011
	(unaudited)
Revenues:
Rental income	$884	$3,460
Total revenues	884	3,460
Expenses:
Real estate taxes and insurance	116	519
Salaries and wages	117	443
Repairs and maintenance	64	236
General and administrative	50	198
Utilities	37	130
Property management fee	33	130
Total expenses	417	1,656
Revenues over certain operating expenses	$467	$1,804

See accompanying notes.

LEGACY AT MARTIN’S POINT
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2012 (unaudited)
and the Year Ended December 31, 2011

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On May 31, 2012, KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”), through an indirect wholly owned subsidiary, KBS Legacy Partners Lombard LLC (the “Owner”), purchased a 256-unit apartment complex (“Legacy at Martin’s Point”) from Avalon Illinois Value III, LLC (the “Seller”). The seller is not affiliated with the Company or its advisors. Legacy at Martin’s Point is located in Lombard, Illinois on approximately 13.2 acres of land. The purchase price of Legacy at Martin’s Point was $35.5 million plus closing costs.
KBS Legacy Partners REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of high quality apartment communities located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Legacy at Martin’s Point is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS Legacy Partners REIT expects to incur in the future operations of Legacy at Martin’s Point. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Legacy at Martin’s Point.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2012 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Legacy at Martin’s Point was acquired from an unaffiliated party and (ii) based on due diligence of Legacy at Martin’s Point by KBS Legacy Partners REIT, management is not aware of any material factors relating to Legacy at Martin’s Point that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Legacy at Martin’s Point leases multifamily residential apartments under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases. Tenant reimbursements and other income consist of charges billed to tenants for utilities, carport and garage rental, administrative, application and other fees and are recognized when earned. Tenant reimbursements and other income are included in rental income in the accompanying statements of revenues over certain operating expenses.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

LEGACY AT MARTIN’S POINT
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2012 (unaudited)
and the Year Ended December 31, 2011

4.	COMMITMENTS AND CONTINGENCIES
Legal Matters
From time to time, Legacy at Martin’s Point may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.
Environmental
Legacy at Martin’s Point is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on Legacy at Martin’s Point’s financial condition and results of operations for the periods presented.

5.	SUBSEQUENT EVENTS
KBS Legacy Partners REIT evaluates subsequent events up until the date the financial statements are issued. The accompanying financial statements were issued on June 26, 2012.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”) as of December 31, 2011 and March 31, 2012, the related consolidated statement of operations, stockholders’ equity, cash flows for the year ended December 31, 2011 and for the three months ended March 31, 2012, and the notes thereto. The consolidated financial statements of KBS Legacy Partners REIT as of and for the year ended December 31, 2011 and the consolidated financial statements as of and for the three months ended March 31, 2012 have been included in KBS Legacy Partners REIT’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and the notes thereto of Poplar Creek, The Residence at Waterstone and Legacy Crescent Park, which have been included in KBS Legacy Partners REIT’s prior filings with the SEC, and the statement of revenues over certain operating expenses and the notes thereto of Legacy at Martin’s Point, which are included herein.
The following unaudited pro forma balance sheet as of March 31, 2012 has been prepared to give effect to the acquisitions of The Residence at Waterstone, Legacy Crescent Park and Legacy at Martin’s Point as if the acquisitions occurred on March 31, 2012. The acquisition of Poplar Creek is included in KBS Legacy Partners REIT's historical balance sheet as of March 31, 2012.
The following unaudited pro forma statement of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisitions of (i) Poplar Creek acquired on February 9, 2012, (ii) The Residence at Waterstone acquired on April 6, 2012, (iii) Legacy Crescent Park acquired on May 3, 2012 and (iv) Legacy at Martin’s Point acquired on May 31, 2012 as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Poplar Creek, The Residence at Waterstone, Legacy Crescent Park and Legacy at Martin’s Point been consummated as of the dates indicated. The audited statement of revenues over certain operating expenses of Poplar Creek has been previously filed on Form 8-K/A with the SEC on April 12, 2012, the audited statement of revenues over certain operating expenses of The Residence at Waterstone has been previously filed on Form 8-K/A with the SEC on May 10, 2012 and the audited statement of revenues over certain operating expenses of Legacy Crescent Park had been previously filed on Form 8-K/A with the SEC on May 29, 2012. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2012
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments						Pro Forma Total
		The Residence at Waterstone (b)		Legacy Crescent Park (c)		Legacy at Martin’s Point (d)
Assets
Real estate:
Land	$11,858	$7,700	(e)	$1,750	(e)	$3,500	(e)	$24,808
Buildings and improvements	50,324	55,473	(e)	18,478	(e)	31,021	(e)	155,296
Tenant origination and absorption costs	2,325	1,527	(e)	572	(e)	929	(e)	5,353
Total real estate, cost	64,507	64,700		20,800		35,450		185,457
Less accumulated depreciation and amortization	(3,188)	—		—		—		(3,188)
Total real estate, net	61,319	64,700		20,800		35,450		182,269
Cash and cash equivalents	41,341	(17,111)		(6,356)		(12,588)		5,286
Restricted cash	489	—		—		—		489
Deferred financing costs, prepaid expenses and other assets	4,033	316	(f)	116	(f)	138	(f)	4,603
Total assets	$107,182	$47,905		$14,560		$23,000		$192,647
Liabilities and stockholders’ equity
Mortgage note payable	$52,900	$47,905		$14,560		$23,000		$138,365
Accounts payable and accrued liabilities	995	—		—		—		995
Due to affiliates	1,663	—		—		—		1,663
Distributions payable	352	—		—		—		352
Other liabilities	297	—		—		—		297
Total liabilities	56,207	47,905		14,560		23,000		141,672
Commitments and contingencies
Redeemable common stock	581	—		—		—		581
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—		—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 6,893,689 shares issued and outstanding	69	—		—		—		69
Additional paid-in capital	57,590	—		—		—		57,590
Cumulative distributions and net losses	(7,265)	—		—		—		(7,265)
Total stockholders’ equity	50,394	—		—		—		50,394
Total liabilities and stockholders’ equity	$107,182	$47,905		$14,560		$23,000		$192,647

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2012

(a)	Historical financial information derived from KBS Legacy Partners REIT’s quarterly report on Form 10-Q as of March 31, 2012.

(b)
Represents the acquisition of The Residence at Waterstone. The purchase price of The Residence at Waterstone was $64.7 million. This amount was funded from a seven-year note of $47.9 million secured by The Residence at Waterstone, and cash available from proceeds, net of offering costs, received from KBS Legacy Partners REIT’s initial public offering through March 31, 2012.

(c)
Represents the acquisition of Legacy Crescent Park. The purchase price of Legacy Crescent Park was $20.8 million. This amount was funded from a seven-year note of $14.6 million secured by Legacy Crescent Park, and cash available from proceeds, net of offering costs, received from KBS Legacy Partners REIT’s initial public offering through March 31, 2012.

(d)
Represents the acquisition of Legacy at Martin’s Point. The purchase price of Legacy at Martin’s Point was $35.5 million. This amount was funded from a seven-year note of $23.0 million secured by Legacy at Martin’s Point, and cash available from proceeds, net of offering costs, received from KBS Legacy Partners REIT’s initial public offering through March 31, 2012.

(e)
KBS Legacy Partners REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(f)	Represents loan fees incurred in conjunction with the related financing.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Poplar Creek		The Residence at Waterstone		Legacy Crescent Park		Legacy at Martin’s Point
Revenues:
Rental income	$1,814	$285	(b)	$1,375	(b)	$584	(b)	$884	(b)	$4,942
Total revenues	1,814	285		1,375		584		884		4,942
Expenses:
Operating, maintenance, and management	484	116	(c)	368	(c)	148	(c)	302	(c)	1,418
Real estate taxes and insurance	325	46	(d)	139	(d)	83	(d)	115	(d)	708
Asset management fees to affiliate	129	29	(e)	162	(e)	52	(e)	89	(e)	461
Real estate acquisition fees and expenses to affiliate	276	(276)	(f)	—		—		—		—
Real estate acquisition fees and expenses	96	(96)	(f)	—		—		—		—
General and administrative expenses	399	—		—		—		—		399
Depreciation and amortization	539	(168)	(g)	389	(g)	155	(g)	224	(g)	1,139
Interest expense	645	86	(h)	465	(i)	130	(j)	196	(k)	1,522
Total expenses	2,893	(263)		1,523		568		926		5,647
Other income:
Other interest income	6	—		—		—		—		6
Net loss	$(1,073)	$548		$(148)		$16		$(42)		$(699)
Net loss per common share, basic and diluted	$(0.19)									$(0.10)
Weighted-average number of common shares outstanding, basic and diluted	5,661,615									6,893,689	(l)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012

(a)	Historical financial information derived from KBS Legacy Partners REIT’s quarterly report on Form 10-Q for the three months ended March 31, 2012.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2012, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2012, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2012, based on management’s estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2012 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(f)
Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS Legacy Partners REIT's historical statement of operations.

(g)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2012. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(h)
Represents loan fee amortization and interest expense incurred on a $20.4 million mortgage loan secured by Poplar Creek (the “Poplar Creek Mortgage Loan”). The Poplar Creek Mortgage Loan bears interest at a fixed rate of 4.0% and matures on March 1, 2019.

(i)
Represents loan fee amortization and interest expense incurred on a $47.9 million mortgage loan secured by The Residence at Waterstone (“The Residence at Waterstone Mortgage Loan”). The Residence at Waterstone Mortgage Loan bears interest at a fixed rate of 3.79% and matures on May 1, 2019.

(j)
Represents loan fee amortization and interest expense incurred on a $14.6 million mortgage loan secured by Legacy Crescent Park (the “Legacy Crescent Park Mortgage Loan”). The Legacy Crescent Park Mortgage Loan bears interest at a fixed rate of 3.47% and matures on June 1, 2019.

(k)
Represents loan fee amortization and interest expense incurred on a $23.0 million mortgage loan secured by Legacy at Martin’s Point (the “Legacy at Martin’s Point Mortgage Loan”). The Legacy at Martin’s Point Mortgage Loan bears interest at a fixed rate of 3.33% and matures on June 1, 2019.

(l)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS Legacy Partners REIT's initial public offering used to complete the acquisitions were raised as of January 1, 2011 and KBS Legacy Partners REIT received a gross offering price of $10 per share.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Poplar Creek		The Residence at Waterstone		Legacy Crescent Park		Legacy at Martin’s Point
Revenues:
Rental income	$5,372	$2,736	(b)	$5,338	(b)	$2,238	(b)	$3,460	(b)	$19,144
Total revenues	5,372	2,736		5,338		2,238		3,460		19,144
Expenses:
Operating, maintenance, and management	1,503	700	(c)	1,370	(c)	683	(c)	1,136	(c)	5,392
Real estate taxes and insurance	985	286	(d)	533	(d)	300	(d)	519	(d)	2,623
Asset management fees to affiliate	362	272	(e)	647	(e)	208	(e)	354	(e)	1,843
Real estate acquisition fees and expenses to affiliate	23	—		—		—		—		23
Real estate acquisition fees and expenses	—	—		—		—		—		—
General and administrative expenses	1,384	—		—		—		—		1,384
Depreciation and amortization	1,890	1,341	(f)	3,082	(f)	1,192	(f)	1,824	(f)	9,329
Interest expense	1,323	841	(g)	1,861	(h)	522	(i)	786	(j)	5,333
Total expenses	7,470	3,440		7,493		2,905		4,619		25,927
Other income:
Other interest income	5	—		—		—		—		5
Net loss	$(2,093)	$(704)		$(2,155)		$(667)		$(1,159)		$(6,778)
Net loss per common share, basic and diluted	$(1.21)									$(1.01)
Weighted-average number of common shares outstanding, basic and diluted	1,734,410									6,709,073	(k)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on management's estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(f)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(g)
Represents loan fee amortization and interest expense incurred on a $20.4 million mortgage loan secured by Poplar Creek (the “Poplar Creek Mortgage Loan”). The Poplar Creek Mortgage Loan bears interest at a fixed rate of 4.0% and matures on March 1, 2019.

(h)
Represents loan fee amortization and interest expense incurred on a $47.9 million mortgage loan secured by The Residence at Waterstone (“The Residence at Waterstone Mortgage Loan”). The Residence at Waterstone Mortgage Loan bears interest at a fixed rate of 3.79% and matures on May 1, 2019.

(i)
Represents loan fee amortization and interest expense incurred on a $14.6 million mortgage loan secured by Legacy Crescent Park (the “Legacy Crescent Park Mortgage Loan”). The Legacy Crescent Park Mortgage Loan bears interest at a fixed rate of 3.47% and matures on June 1, 2019.

(j)
Represents loan fee amortization and interest expense incurred on a $23.0 million mortgage loan secured by Legacy at Martin’s Point (the “Legacy at Martin’s Point Mortgage Loan”). The Legacy at Martin’s Point Mortgage Loan bears interest at a fixed rate of 3.33% and matures on June 1, 2019.

(k)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS Legacy Partners REIT's initial public offering used to complete the acquisitions were raised as of January 1, 2011 and KBS Legacy Partners REIT received a gross offering price of $10 per share.